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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               -------------------

       Date of Report (Date of earliest event reported): December 26, 2003


                               EMCORE CORPORATION
             (Exact name of Registrant as specified in its charter)


           NEW JERSEY                   0-22175                 22-2746503
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation                                       Identification No.)
      or organization)

               145 BELMONT DRIVE, SOMERSET, NEW JERSEY    08873
                   (Address of principal offices)      (Zip Code)


                                 (732) 271-9090
                Registrant's telephone number including area code

  (Former name or former address, if changed since last report): Not applicable




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ITEM 5.  OTHER EVENTS.

         On December 26, 2003, EMCORE Corporation issues a press release, attached hereto as exhibit 99.1, regarding its submission to the Securities and Exchange Commission of a registration statement for a proposed exchange offer.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  EMCORE CORPORATION
                                                     (Registrant)

                                                  By: /s/ Thomas G. Werthan
                                                  -------------------------
                                                  Thomas G. Werthan
                                                  Chief Financial Officer

Dated:  December 26, 2003


Exhibit           Description
-------           -----------

99.1              Press Release dated December 26, 2003